Subsequent Events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
34.
SUBSEQUENT EVENTS

On March 31, 2025, the Company announced an agreement with LaunXP International, an affiliate of LaunXP Biomedical Co., Ltd. (TWO: 6876) (“LaunXP”), for the development and commercialization in Asia (excluding mainland China, Hong Kong and Macau)

of vebreltinib, the Company’s proprietary c-Met inhibitor, in combination with an EGFR inhibitor (“EGFRi”) for the treatment of NSCLC. The EGFRi class of targeted kinase inhibitors is currently a foundational targeted therapy for the treatment of NSCLC and other tumor types. Under the terms of the agreement, the Company is to receive upfront payments totaling $10 million within 60 days of the date of the agreement. The Company is also eligible for regulatory and other pre-commercial milestones up to $50 million, and royalties on net product sales. LaunXP will be primarily responsible for the development of vebreltinib in combination with an EGFRi in the LaunXP territory for the treatment of NSCLC.

The Company has evaluated subsequent events through the filing of this annual report on Form 20-F, and determined that no events have occurred that would require adjustments to our disclosures in the consolidated financial statements, except as disclosed above.